UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 5, 2008

MERUELO MADDUX PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0001-33262 (Commission File Number)	20-5398955 (I.R.S. Employer Identification Number)

761 Terminal Street Building 1, Second Floor Los Angeles, California (Address of principal executive offices)	90021 (Zip Code)

(213) 291-2800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2008, Meruelo Maddux Properties, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2008. That press release referred to certain supplemental information that is available on the Company's website, free of charge, at www.meruelomaddux.com. The press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this current report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated as August 5, 2008.
99.2	Meruelo Maddux Properties, Inc. Supplemental Information for the Quarter Ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Andrew Murray
Andrew Murray
Chief Financial Officer

Dated:                      August 5, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as August 5, 2008.
99.2	Meruelo Maddux Properties, Inc. Supplemental Information for the Quarter Ended June 30, 2008.